INVESTOR PRESENTATION

FIRST QUARTER 2023

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks that could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse developments in the financial services industry generally, such as the recent bank failures and any related impact on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances, as necessary; the effects of actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension plan; changes in our liquidity position; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies (including pandemics, such as the COVID-19 pandemic), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov).

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $4.4B Assets
- Loans HFI: $2.6B/Deposits: $3.8B
- 88% Florida/12% Georgia
  - Florida Deposit market share of 7.7%
  - Georgia Deposit market share of 5.5%
- ~50/50 Mix of Consumer and Commercial Clients (Deposits)
- $2.3B Assets Under Management


Atlanta
Augusta
Macon
Montgomery
Savannah
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

CURRENT OFFICES
Full Service - 60
LPO's - 1
- New Port Richey, Fl.

PLANNED OFFICES
Full Service
- ★Panama City, Fl.
- ★Panama City Beach, Fl. (West Bay) (Q1-24)

Full Service Re-Locations
- Perry, Fl.
- Tallahassee, Fl. (Apalachee Parkway)

ATM/ITM's
- Virtual Bankers - 9
- ATMs - 46
- ITMs - 55
- Planned ITMs - 4 (2023)

CORPORATE PROFILE

Experienced Management
Average of 28 Years' Experience with CCBG

28 Years

45%

Strong and Diversified Board
27% Female/18% Ethnic Minority

Ownership
~55% Retail/45% Institutional
~23% Insider

55/45

$498M

Market Cap[1]
$498 Million

(1) As of 03/31/23

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
  - 6th Consecutive Year
- 3rd Most Populous State - Projected Population Growth
  - 2X National Average
- Projected Population Change
  - (2023-2028) of 5.0%
- State Budget - FY 2022-2023
  - Largest in state history
- Business-friendly State with No Personal Income Tax



CCB Targeted Areas for Growth:
Government
Higher Education
Healthcare
Construction

Other Opportunities:
Agriculture
Defense
Manufacturing
Professional Associations
Retail Distribution
Retirees
Technology
Tourism
Transportation

GROWTH MARKETS

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,633,066
Market Share[1]	14.6%
Market Share Rank[1]	#3
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	2.8%
Projected HH Income Growth[2]	11.5%

MACON MSA

Total Deposits *(in Thousands)*	$134,222
Market Share[1]	2.9%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.5%
Projected HH Income Growth[2]	14.5%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$496,481
Market Share[1]	7.6%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	3.5%
Projected HH Income Growth[2]	12.9%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$1,214,491
Market Share[1][3]	9.1%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 06/30/2022
(2) Projected Change from 2022-2027 (Nielson)
(3) Excludes Markets with < 2% Share

DEPOSIT FRANCHISE

Average Deposit Portfolio Composition



3%
7%
16%
42%
32%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Total Deposit Growth



2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,407
102
278
537
965
1,525
3,763
95
283
628
1,065
1,691
3,817
95
267
629
1,228
1,601
2019
2020
2021
2022
1Q23
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

	2019	2020	2021	2022	1Q23
Total Cost of Funds - CCBG	0.35%	0.16%	0.10%	0.17%	0.35%
Total Cost of Deposits	0.27%	0.05%	0.02%	0.09%	0.26%
Total Cost of Funds - Peer[3]	0.89%	0.69%	0.30%	0.46%	0.68%

Deposit Portfolio Highlights

- CAGR[4] of ~ 12.5% DDA, ~ 9.1% MMA/SAV/NOW
- 97% Core Deposit[1] to Total Deposit[2]
- 42% Noninterest Bearing Balance

Deposit Beta History

RATE CYCLE	INT BEARING DEPOSITS	TOTAL DEPOSITS
4Q.2003 to 4Q.2006	42%	33%
4Q.2015 to 4Q.2018	15%	9%
1Q.2022 to 1Q.2023	9%	5%

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2019 to 2023

DEPOSIT FRANCHISE

- Very Diversified and Granular Deposit Base
  - > Consumer/Commercial/Institutional Mix of **45%/38%/17%**
  - > Total Accounts Average Tenure of **12 Years**
  - > Institutional Account Average Tenure of **20 Years**
  - > Average Account balance of **$28,408**
- Noninterest Bearing Deposits of **42%** at March 31, 2023
  - > Drives a Lower Than Peer Cost of Funds
  - > ~ **$1B** in Commercial Operating Account Balances
- Highly Focused on Winning the Whole Banking Relationship
  - > Goal is Drive Consistent, Balanced Growth in Loans and Deposits
  - > Banker Incentives Focused on Deposit Retention & Acquisition
- Uninsured Deposits of **$840M** is **22%** of Total Deposits Versus Peer Median of **43%**

Top 10 Commercial Deposit Sectors (NAICS Code) *Dollars in Thousands*	Balance	% of Commercial	% of Total Deposits
Public Administration	434,926	20.6%	11.4%
Finance and Insurance	261,057	12.3%	6.2%
Construction	176,690	8.4%	4.6%
Other Services *(except Public Administration)*	176,100	8.3%	4.6%
Educational Services	158,293	7.5%	4.1%
Professional, Scientific, and Technical Services	130,283	6.2%	3.4%
Real Estate and Rental and Leasing	117,026	5.5%	3.1%
Health Care and Social Assistance	103,504	4.9%	2.7%
Retail Trade	92,471	4.4%	2.4%
Manufacturing	80,997	3.8%	2.1%
Total Top 10	1,731,345	81.9%	45.3%

Deposits Breakdown[1]

Overall Average Account Balance $28,408



$1,101M
$56K AVG
$382M
$192K AVG
$1,024M
$12K AVG
$684M
$22K AVG
$631M
$968K AVG
Business - DDA
Business All Other
Personal - DDA
Personal All Other
Public

Deposit Account Tenure

Overall Average Tenure = 12 Years



>5 years
79%
>10 years
61%
>15 years
41%
>20 years
27%

Uninsured Deposit Analysis	(000's)
Uninsured Deposits (000's)	1,560,856
Less: Collateralized Deposits	(605,085)
Less: Affiliate Deposits (CCB owned)	(115,440)
Uninsured Deposits	840,331
Total Deposits[1]	3,823,920
Percentage of Uninsured Deposits	22%

(1) Total deposits as reported on Earnings Release dated 3/31/23

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio
$2,636,844



1%
<1%
8%
9%
10%
11%
30%
31%
Residential R/E
Commercial R/E
Indirect Auto
Construction R/E
Commercial Loans
Home Equity R/E
Direct Consumer
Other Loans

Top 25 loans represent 7% of total loans.
Average loan size of $92,000

CRE Composition
$935,095
251% of Tier 1 Capital



4%
2%
9%
18%
42%
25%
Improved Property
Construction
1-4 Family Residential
Vacant Land
Condos
Land Development

Improved Property Composition
$388,849



1%
8%
9%
12%
17%
18%
35%
Retail
Hotel/Motel
Multi-Family
Office
Other
Industrial/Warehouse
Gas Station/C-Store

(1) 1Q2023-EOM

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **10 basis points**
- **Strong credit** quality metrics at March 31, 2023
- ACL coverage **1.01% of loans**

Classified Loans
(% of Total Loans HFI)



$25M
$20M
$15M
$10M
$5M
1.13%
$21M
0.87%
$18M
0.93%
$18M
0.77%
$19M
0.46%
$12M
2019
2020
2021
2022
1Q23

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.24%
$4.4M
0.29%
$5.9M
0.22%
$4.3M
0.09%
$2.7M
0.17%
$4.6M
2019
2020
2021
2022
1Q23

Allowance for Credit Losses Activity[1]



$30M
$25M
$20M
$15M
$10M
$5M
$0M
$13.9M
$23.8M
$21.6M
$24.7M
$26.5M
0.76%
0.13%
1.30%
1.19%
0.12%
1.12%
1.11%
(0.03)%
0.98%
0.18%
1.01%
0.24%
2019
2020
2021
2022
1Q23

(000's)	2019	2020	2021	2022	1Q23
Provision for Credit Losses	2,027	8,303	(1,553)	7,162	3,130
CECL Adoption	-	3,269	-	-	-
Net Charge-Offs	2,332	1,907	(632)	3,935	1,520

Allowance for Credit Losses ("ACL")[1] — ACL Coverage Ratio (Loans HFI less SBA PPP) — ACL Coverage Ratio (Loans HFI) — Net Charge Ratio

(1) HFI Loans only - does not include $3.0M in allowance for unfunded loans at 03/31/23.

INVESTMENTS

- Very Short Total Portfolio Duration of **2.99 Years**
- **73%** is Government Guaranteed
- Total After-Tax Unrealized Loss at March 31, 2023:
  - > AFS (AOCI) = **$26.2M** (6.1% of Balance)
  - > HTM = **$29.5M** (4.8% of Balance)
  - > Total Unrealized Loss = **5.3%** of Balance

Composition


1%
9%
24%
$1.1 Billion
44%
4%
18%
U.S. Government Treasury
U.S. Government Agency
States & Political Subdivisions
Mortgage Backed Securities
Corporate Debt Securities
Other Securities

Securities Yield


2.0
1.5
1.0
0.5
0.0
1.10
1.34
1.55
1.78
1.86
1Q22
2Q22
3Q22
4Q22
1Q23

Type	AFS Balance	AFS Pre-Tax Unrealized Loss	AFS Duration (yrs)	HTM Balance	HTM Pre-Tax Unrealized Loss	HTM Duration (yrs)
U.S. Treasury	23,984	(1,611)	2.4	437,174	(20,272)	2.2
U.S. Government Agencies & Corporations	184,294	(10,004)	1.6			
State & Political Subdivisions	47,143	(5,656)	4.4			
Mortgage-Backed Securities	79,148	(10,134)	7.3	175,026	(19,283)	4.1
Corporate Securities	96,144	(7,684)	2.9			
Total	430,713	(35,089)	3.3	612,200	(39,555)	2.8
Memo: After-Tax		(26,194)			(29,528)	

Dollars in thousands, unless otherwise noted; data as of March 31, 2023
Investment portfolio excludes non-marketable equity securities of $1.9 million
AFS Securities based on amortized cost; HTM securities based on current market value

STRONG CAPITAL POSITION



Capital To Execute
$400M
$300M
$200M
$100M
2019
2020
2021
2022
1Q23
Risk-Based Capital
Tangible Common Equity
Excess Regulatory Capital



Staying Power
15
10
5
0
17.90%
8.06%
10.26%
17.30%
6.25%
9.42%
17.15%
6.95%
9.27%
15.52%
6.79%
7.26%
15.54%
7.37%
7.40%
2019
2020
2021
2022
1Q23
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(1)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

CAPITAL

- YoY Growth of **14%** in TBV/Share and **12%** in TCE Ratio
- **$140M** in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **6.69%** if HTM Securities Loss was Recognized in AOCI

Regulatory Capital



400
300
200
100
0
1Q22
2Q22
3Q22
4Q22
1Q23

	1Q22	2Q22	3Q22	4Q22	1Q23
Tier 1 Capital Ratio	15.98	15.13	14.80	14.53	14.52
RBC Ratio	16.98	16.07	15.75	15.52	15.53
Common Equity Tier 1	13.77	13.07	12.83	12.64	12.68
Excess Regulatory Capital	$148,988	$137,832	$136,043	$135,888	$140,339

Tier 1 Capital · RBC · Common Equity Tier 1 Capial · Excess Regulatory Capital

Tangible Common Equity



$350
$300
$250
$200
$150
$100
$50
0
$279K 6.61%
$266K 6.30%
$278K 6.54%
$257K 6.02%
$280K 6.61%
$241K 5.68%
$300K 6.79%
$265K 5.98%
$318K 7.37%
$289K 6.69%
1Q22
2Q22
3Q22
4Q22
1Q23

	1Q22	2Q22	3Q22	4Q22	1Q23
TBV/ Share	16.44	16.40	16.47	17.66	18.66
Adj. TBV/ Share	15.62	15.04	14.04	15.44	16.84

TCE · Adj. Tangible Capital

LIQUIDITY

- Strong Balance Sheet Flexibility:
  - > Loan/Deposit Ratio of **69%**
  - > Overnight Funds + Total Securities of **31%** of Total Assets
  - > Overnight Funds + Free Securities of **14%** of Total Assets
- **112%** of Uninsured Deposits Are Covered By Overnight Funds, Free Securities, & FHLB Capacity
- Additional External Liquidity Sources of **$1.1B**

Loan/Deposit Ratio



68.96
64.10
62.41
58.47
52.73
60
40
20
0
1Q22
2Q22
3Q22
4Q22
1Q23

Overnight Funds & Investments



$2B
$1.5B
$1B
$500M
0
44.88%
$1.1B
26.54%
$791M
18.34%
39.82%
$1.1B
25.96%
$603M
13.86%
36.74%
$1.0B
25.26%
$498M
11.49%
35.41%
$1.0B
23.73%
$528M
11.68%
30.84%
$1.0B
23.96%
$303M
6.88%
1Q22
2Q22
3Q22
4Q22
1Q23
Investments
Overnight Funds
% Overnight Funds and Investments Relative to Assets

as of March 31, 2023 *$ in thousands*	Total Available	Amount Used	Net Availability
Internal Sources			
Free Securities (unpledged)	318,717	-	318,717
Overnight funds	303,403	-	303,403
External Sources			
FHLB	316,722	-	316,722
FRB	402,004	-	402,004
Brokered Deposits	220,487	-	220,487
Other	170,000	-	170,000
Total Liquidity	1,731,333	-	1,731,333

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[1]



2%
1%
7%
7%
23%
9%
9%
22%
9%
11%

$43.9 Million

- Commercial R/E
- Residential R/E
- Investment Securities
- Home Equity R/E
- Construction R/E
- Funds Sold & Deposits with Banks
- Indirect Auto
- Commercial Loans
- Direct Consumer
- Fees on Loans

FEE INCOME[1]



10%
31%
17%
35.5%
of Operating Revenues
18%
24%

$22.2 Million

- Mortgage Banking Revenues - CCHL (51% ownership)
- Deposit Fees
- Wealth Management Fee
- Bank Card Fees
- Other

(1) YTD - 03/31/23

DRIVE REVENUES

Generate Loan Growth



Period End Loans HFI
($ In Millions / % Growth)
$3000
$2500
$2000
$1500
$1000
$500
$0
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
(3.7%)(1)
$1,931
30.8%
$2,525
32.8%
$2,636
2017
2018
2019
2020
2021
2022
1Q23
Total SBA PPP
178M
0.2M
0.1M
0.1M



Growth By Segment(2)
-$40M
-$20M
0
$20M
$60M
$100M
$140M
$180M
$220M
$260M
-4.5%
Commercial Loans - Core
Construction R/E
8.3%
Commercial R/E
2.0%
Residential R/E
14.6%
-0.4%
Home Equity R/E
Direct Consumer
1.5%
-6.4%
Indirect Auto
Other - LIP
33.9%

(1) Includes SBA PPP Activity - Ex SBA PPP = 5.6% core growth
(2) 1Q 2023 vs. 1Q 2022

DRIVE REVENUES

Interest Rate Profile

Loan Repricing - HFI Loans



18%
27%
18%
15%
8%
8%
6%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



$2,637
(in millions)
33% Fixed(1)
16% Variable
51% Adjustable

- 64% of Loan Portfolio is Variable or Adjustable
- 45% of Loan Portfolio Reprices within One Year

DRIVE REVENUES
Grow and Diversify Fee Income

Fee Income Mix[1]
(In Millions)



$30M
$27M
$24M
$21M
$18M
$15M
$12M
$9M
$6M
$3M
$0M
$25,818
$1.8M
$8.9M
$6.0M
$3.7M
$5.2M
$22,248
$2.3M
$7.0M
$3.9M
$3.7M
$5.2M
Q122
1Q23
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues (CCHL - 51% ownership)
Other Fees

Growth Initiatives



Grow Wealth Management Assets
Free to Fee Checking
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Mortgage Originations
Insurance Sales

HIGHLIGHTS

- Wealth AUM of $2.3B - 5 year CAGR of ~10%
- Activity Based Fees (Deposit Fees and Bank Card) - Up 10% in 2022

(1) YTD - March 31

EXPENSE MANAGEMENT

Continued Focus on Expense Control

Noninterest Expense Trend



$39.2M
$8.4M
$6.9M
$5.2M
$4.0M
$14.7M
$40.5M
$9.1M
$7.7M
$5.2M
$3.8M
$14.6M
$39.8M
$7.8M
$7.5M
$5.4M
$4.2M
$14.9M
$42.3M
$8.0M
$9.0M
$5.5M
$4.2M
$15.6M
$40.5M
$7.5M
$6.8M
$6.0M
$3.8M
$16.3M
1Q22
2Q22
3Q22
4Q22(1)
1Q23
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

(1) *Pension settlement charges of $1.8 million*

HIGHLIGHTS

- *Efficiency Initiatives in Motion*
  - Banking Office Optimization
  - Process Improvement/RPA
  - Enhanced Digital Front Door
  - Leverage Virtual Tellers
  - Data Analytics/Automated Target Marketing

EXPENSE MANAGEMENT

Investing in Technology

Technology Initiatives to Propel Market Growth

Embracing Technology to Expand Product Offerings, Provide Exceptional Experiences & Improve Efficiency



2021
Medallia Client Satisfaction Surveys Conducted 2Q 2021
Smart Targeted Marketing Online/ Mobile Banking 3Q 2021
Venture Capital Fund Investment 4Q 2021
Instant Issue Printer Installations Expanded 2021
2022
Zelle® Implemented 2Q 2022
RediVerify Implemented 2Q 2022
Innovation Refunds Launched 3Q 2022
RealTime Wire Processing Enhanced Accessible Online/Mobile Banking 3Q 2022
Marquis Implemented 3Q 2022
2023
Round-Up Savings Implemented 2Q 2023
Contactless Debit Card Issued 2Q 2023
Empower Checking 2023
3 Express Offices Open, 3 More in 2023
New Accounts for Teens & Young Adults 2023
Convert Internal Core Process to Outsource 2023
4 ITMs Planned 2023

Continuous Investment in Platforms to Improve Loan Workflow and Understand Client Profitability

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure • Deepen Client Relationships
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses • New Market Expansion

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $200-600M Assets
  ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Mobile
Jacksonville
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami

2023 FOCUS

BROADER BASED LOAN GROWTH	• Market Expansion, Small Business, Commercial Real Estate, Residential Real Estate, Construction Real Estate, WCF/ABL, Participations/Pools
IMPLEMENT FEE INCOME INITIATIVES	• Checking Account Acquisition, and Strategies to Drive Interchange Revenues • Insurance Sales • Deepen/Cross-Sell Relationships
EFFICIENCY	• Continue Optimization of Banking Office Network
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- Florida and Georgia are Growing
- Combination of Stable and High Growth Markets
- Strong Deposit Franchise
- Asset Sensitive Balance Sheet
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®



APPENDIX

QUARTERLY RESULTS



1.2
0.9
0.6
0.3
0.0
0.55
0.84
0.62
0.90
0.46
0.74
0.56
0.66
0.44
0.52
0.60
0.70
0.38
0.50
0.50
0.63
0.51
0.73
0.67
0.96
0.68
1.04
0.88
1.20
2Q20
3Q20
4Q20
1Q21
2Q21*
3Q21**
4Q21***
1Q22
2Q22
3Q22
4Q22****
1Q23
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

**Includes $0.10 per share partial pension settlement expense*
*** Includes $0.02 per share partial pension settlement expense*
**** Includes $0.03 per share partial pension settlement expense*
***** Includes $0.08 per share pension settlement expense*
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

FIRST QUARTER 2023

(Dollars in thousands)	4Q.2022 Core CCBG	4Q.2022 CCHL	1Q.2023 Core CCBG	1Q.2023 CCHL	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	38,337	(233)	40,546	(157)	2,209	5.76%
Provision for Credit Losses	3,521	-	3,130	-	(391)	-11.10%
Deposit Fees	5,536	-	5,239	-	(297)	-5.36%
Bank Card Fees	3,744	-	3,726	-	(18)	-0.48%
Wealth Management Fees	3,649	-	3,928	-	279	7.65%
Mortgage Banking Fees	1	5,496	-	6,995	(2)	-100.00%
Other	1,668	878	1,684	676	16	0.96%
Total Noninterest Income	14,598	6,374	14,577	7,671	(22)	-0.15%
Salaries	15,655	5,458	16,268	5,361	613	3.92%
Other Associate Benefits	4,248	204	3,780	227	(468)	-11.02%
Total Compensation	19,903	5,662	20,048	5,588	145	0.73%
Occupancy, Net	5,458	795	6,005	757	547	10.02%
Other	8,958	1,511	6,825	1,232	(2,133)	-23.81%
Total Noninterest Expense	34,319	7,968	32,878	7,577	(1,441)	-4.20%
Operating Profit	15,095	(1,827)	19,115	(63)	4,019	26.62%
Income Taxes	2,789	(190)	4,126	7	1,337	47.94%
Net Income (Before CCHL)	12,306	(1,637)	14,989	(70)	2,682	21.79%
CCHL 51% Interest, net of tax	(642)	(642)	(35)	(35)	608	-94.56%
CCBG Consolidated Net Income	11,664	-	14,954	-	3,290	28.21%
CCBG Consolidated Diluted EPS	0.72	(0.04)	0.88	-	0.16	22.60%
	0.68		0.88			

QUARTER HIGHLIGHTS

- Strong growth in net interest income of 6% - net interest margin percentage grew 28 basis points to 4.04% - deposit interest expense was well controlled at 26 basis points (total deposits) and 46 basis points (interest bearing deposits)
- Loan growth of $143 million, or 5.9% (average) and $112 million, or 4.4% (end of period)
- Average quarterly Deposit growth of $14 million, or 0.4%, and a decline of $115 million, or 2.9%, in period end balance which reflected a normal seasonal reduction of $88 million in public fund balances
- Continued strong credit quality metrics – allowance coverage ratio increased to 1.01%
- Noninterest income increased $1.3 million, or 6.1%, due to higher mortgage banking revenues at Capital City Home Loans ("CCHL")
- Noninterest expense decreased $1.8 million, or 4.3%, and reflected no pension settlement expense for the quarter compared to $1.8 million for the prior quarter – expenses (excluding pension settlement expense) were favorably impacted by a $1.8 million gain from the sale of a banking office that was offset by higher payroll taxes (annual re-set), performance-based compensation, and the addition of two new offices during the first quarter
- Tangible book value per share increased $1.00, or 5.7%, primarily due to strong earnings and a favorable valuation adjustment for available for sale securities

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2019	2020	2021	2022	1Q23
Interest Income	$112,836	$106,197	$106,351	$131,348	$43,915
Interest Expense	9,493	4,871	3,490	6,888	3,526
Net Interest Income	103,343	101,326	102,861	124,460	40,389
Provision for Credit Losses	2,027	9,645	(1,553)	7,162	3,130
Noninterest Income	53,053	111,165	107,545	94,627	22,248
Noninterest Expense	113,609	149,962	162,508	161,828	40,455
Income Taxes	9,953	10,230	9,835	10,085	4,133
Noncontrolling Interest	—	(11,078)	(6,220)	135	(35)
Net Income - Common	30,807	31,576	33,396	40,147	14,954
Diluted Earnings Per Share - Common	1.83	1.88	1.98	2.36	0.88
Ratios					
Return on Average Assets	1.03 %	.93%	.84 %	0.93 %	1.37 %
Return on Average Equity	9.72	9.36	9.92	10.58	15.01
Net Interest Margin	3.85	3.30	2.83	3.13	4.04
Net Charge-offs to Average Loans	.13	.12	(0.03)	0.18	0.24
Efficiency Ratio (FTE)	72.40	70.43	77.11	73.76	64.48
Dividend Payout Ratio	26.23	30.32	31.31	27.97	20.17

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	**2019**	**2020**	**2021**	**2022**	**1Q23**
Investments	$643,140	$494,809	$995,073	$1,074,048	$1,056,581
Loans Held for Investment	1,835,929	2,006,426	1,931,465	2,525,180	2,636,884
Total Assets	3,088,953	3,798,071	4,263,849	4,525,958	4,409,742
Noninterest Bearing Deposits	1,044,699	1,328,809	1,668,912	1,653,620	1,601,388
Interest Bearing Deposits	1,600,755	1,888,751	2,043,950	2,285,697	2,222,532
Total Deposits	2,645,454	3,217,560	3,712,862	3,939,317	3,823,920
Capital	327,016	320,837	383,166	394,016	411,240
Ratios					
Risk Based Capital	17.90%	17.30%	17.15 %	15.52%	15.54 %
Tangible Equity	8.06	6.25	6.95	6.79	7.37
Diluted Tangible Book Value Per Share	14.37	13.76	17.12	17.66	0.17
Nonperforming Loans to Loans HFI	.24	.29	.22	.09	1.01
Reserve to Loans (ex. SBA PPP)	.75	1.30	1.12	.98	577.63
Reserve to Nonperforming Loans	310.99	405.66	499.93	1,076.89	1,076.89

MARKET DEMOGRAPHIC

LEGACY MARKETS PROVIDE STABLE AND PREDICTABLE GROWTH, WHILE ATTRACTIVE NEW MARKETS PROVIDE HIGHER GROWTH OPPORTUNITIES.

	Population Growth Rate		Household	
	2010-2022	2022-2027	Median Income 2022	Projected Change 2022-2027
Tallahassee MSA	7.0%	2.8%	$59,127	11.5%
Walton	43.5%	6.5%	$69,418	10.2%
CCBG Florida Markets	15.6%	3.7%	$59,942	11.1%
Florida	16.9%	4.6%	$66,251	12.4%
Northern Arc				
Cobb	12.1%	4.3%	$88,159	9.7%
Gwinnett	19.1%	5.5%	$80,869	10.4%
CCBG Georgia Markets	0.4%	1.5%	$48,085	3.2%
US	8.3%	3.2%	$72,465	12.1%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2019	2020	2021	2022	1Q23
TANGIBLE COMMON EQUITY RATIO						
Shareowners' Equity (GAAP)		$327,016	$320,837	$383,166	$394,016	$411,240
Less: Goodwill (GAAP)		$84,810	$89,095	$93,523	$93,093	$93,053
Tangible Shareowners' Equity (non-GAAP)	A	$242,206	$231,742	$289,643	$300,923	$318,187
Total Assets (GAAP)		$3,088,953	$3,798,071	$4,263,849	$4,525,958	$4,409,742
Less: Goodwill (GAAP)		$84,810	$89,095	$93,523	$93,093	$93,053
Tangible Assets (non-GAAP)	B	$3,004,143	$3,708,976	$4,170,326	$4,432,865	$4,316,689
Tangible Common Equity Ratio	A/B	8.06%	6.25%	6.95%	6.79%	7.37%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2021	2022	1Q23
PRE-TAX PRE-CREDIT COSTS Per Diluted Share				
Income Before Income Taxes (GAAP)		$43,231	$50,231	$19,087
Plus: Provision for Loan Losses (GAAP)		$ (1,553)	$7,162	$3,130
Plus: Other Real Estate Owned Expense (GAAP)		$(1,488)	$(337)	$(1,827)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$40,190	$57,056	$20,390
Average Diluted Common Shares (GAAP)	B	16,893	16,985	17,045
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$2.38	$3.36	$1.20

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com